UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2015

A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Road Fairlawn, Ohio	44333
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission (the “Commission”) on June 3, 2015 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of HGGC Citadel Plastics Holdings, Inc. (“Citadel”) by A. Schulman, Inc. (the “Company”) on June 1, 2015 and includes additional disclosure under Item 8.01 below. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 8.01.	Other Events.

On June 1, 2015, the Company issued a press release (the “Press Release”) announcing the consummation of the Transaction (as defined in the Original 8-K). A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company is providing disclosure regarding management’s discussion and analysis of financial condition and results of operations with respect to certain historical financial statements of Citadel, which is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

1.	The historical audited consolidated financial statements of Citadel required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

2.	The historical unaudited consolidated financial statements of Citadel required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

1.	The unaudited pro forma combined financial statements required by Item 9.01(b) of Form 8-K are attached as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of March 15, 2015, by and among the Company, Citadel, Citadel Plastics Holdings, LLC (in its capacity as the representative of the holders of securities of the company), and certain other individual persons (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-3 filed with the Commission on April 27, 2015 (Reg. No. 333-203670))**

4.1	First Supplemental Indenture, dated as of June 1, 2015, by and among A. Schulman, Inc. and the Citadel Guarantors (as defined in the Original 8-K) and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

4.2	Joinder to Registration Rights Agreement, dated as of June 1, 2015, by and among A. Schulman, Inc., A. Schulman S.a.r.l., and JPMorgan Chase Bank, N.A., as Administrative agent and J.P. Morgan Europe Limited as Global Agent, and the lenders named in the Credit Agreement (as defined in the Original 8-K) (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

10.1	Credit Agreement, dated as of June 1, 2015 by and among A. Schulman, Inc., A. Schulman S.a.r.l., and JPMorgan Chase Bank, N.A., as Administrative agent and J.P. Morgan Europe Limited as Global Agent, and the lenders named in the Credit Agreement (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

23.1	Consent of BDO USA, LLP

99.1	Press Release, dated June 1, 2015 (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

99.2	HGGC Citadel Plastics Holdings, Inc. Audited Financial Statements for the Years Ended December 31, 2014 and 2013 and the period from February 29, 2012 through December 31, 2012 (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the Commission on April 27, 2015 (Commission File No. 000-07459, Film No. 15795456))

99.3	Unaudited financial statements of HGGC Citadel Plastics Holdings, Inc. for the three months ended March 31, 2015

99.4	Unaudited Pro Forma Financial Statements of A. Schulman, Inc.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of HGGC Citadel Plastics Holdings, Inc. for the three months ended March 31, 2015

**	Certain immaterial schedules and exhibits to this exhibit have been omitted pursuant to the provisions of Regulation S-K, Item 601(b)(2). A copy of any of the omitted schedules and exhibits will be furnished to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

August 10, 2015	By:	/s/ David C. Minc
David C. Minc
Executive Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of March 15, 2015, by and among the Company, Citadel, Citadel Plastics Holdings, LLC (in its capacity as the representative of the holders of securities of the company), and certain other individual persons (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-3 filed with the Commission on April 27, 2015 (Reg. No. 333-203670))**

4.1	First Supplemental Indenture, dated as of June 1, 2015, by and among A. Schulman, Inc. and the Citadel Guarantors and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

4.2	Joinder to Registration Rights Agreement, dated as of June 1, 2015, by and among A. Schulman, Inc., A. Schulman S.a.r.l., and JPMorgan Chase Bank, N.A., as Administrative agent and J.P. Morgan Europe Limited as Global Agent, and the lenders named in the Credit Agreement (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

10.1	Credit Agreement, dated as of June 1, 2015 by and among A. Schulman, Inc., A. Schulman S.a.r.l., and JPMorgan Chase Bank, N.A., as Administrative agent and J.P. Morgan Europe Limited as Global Agent, and the lenders named in the Credit Agreement (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

23.1	Consent of BDO USA, LLP

99.1	Press Release, dated June 1, 2015 (incorporated by reference to Exhibit 4.1 of the Original 8-K filed with the Commission on June 3, 2015 (Commission File No. 000-07459))

99.2	HGGC Citadel Plastics Holdings, Inc. Audited Financial Statements for the Years Ended December 31, 2014 and 2013 and the period from February 29, 2012 through December 31, 2012 (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the Commission on April 27, 2015 (Commission File No. 000-07459, Film No. 15795456))

99.3	Unaudited financial statements of HGGC Citadel Plastics Holdings, Inc. for the three months ended March 31, 2015

99.4	Unaudited Pro Forma Financial Statements of A. Schulman, Inc.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of HGGC Citadel Plastics Holdings, Inc. for the three months ended March 31, 2015

**	Certain immaterial schedules and exhibits to this exhibit have been omitted pursuant to the provisions of Regulation S-K, Item 601(b)(2). A copy of any of the omitted schedules and exhibits will be furnished to the Commission upon request.

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